SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 15, 1996


                      CIRCUIT CITY CREDIT CARD MASTER TRUST
             (Exact name of registrant as specified in its charter)



       United States              0-26172               58-1897792
     (State or other            (Commission            (IRS Employer
       jurisdiction               File No.)          Identification No.)
     of incorporation)


    1800 Parkway Place, Marietta, Georgia            30067
    (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code:  770-423-7900


Item 5.       Other Events.

              The registrant  distributed the  Certificateholders  Statement for
              the   month   of   September    1996   to   the   Series    1994-2
              Certificateholders on October 15, 1996.


              The registrant  distributed the  Certificateholders  Statement for
              the   month   of   September    1996   to   the   Series    1995-1
              Certificateholders on October 15, 1996.





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                                      - 1 -


Item 7(c). Exhibits.

           The following is filed as an exhibit to this report under Exhibit 28:

     1     Series 1994-2 Certificateholders Statement for the month of September
           1996.

     2     Series 1995-1 Certificateholders Statement for the month of September
           1996.




                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CIRCUIT CITY CREDIT CARD
                                             MASTER TRUST

                                       By:  FIRST NORTH AMERICAN
                                            NATIONAL BANK, as
                                            Transferor and Servicer


                                       By:  /s/ Michael T. Chalifoux
                                            -----------------------------
                                            Michael T. Chalifoux
                                             Chairman of the Board
                                            and President

Date: October 15, 1996

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                                INDEX TO EXHIBITS



Exhibit
Number                            Exhibit


  99.1     Series 1994-2 Certificateholders Statement for the month of September
           1996.


  99.2     Series 1995-1 Certificateholders Statement for the month of September
           1996.